SUPPLEMENT DATED SEPTEMBER 14, 2001 TO

PROSPECTUS DATED MAY 1, 2001 FOR

CORPORATE FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

ISSUED BY

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VL SEPARATE ACCOUNT-C

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

An application has been filed with the Securities and Exchange Commission ("SEC") for an Order permitting the substitution of shares of the underlying mutual funds in Column A ("Existing Funds") of the following table with shares of the underlying mutual funds in Column B ("Replacement Funds"). Until an Order is granted by the SEC, both investment options will be available to all contract owners as underlying mutual fund options. If an Order is granted, information will be sent to all contract owners regarding the "Exchange Date" on which the Existing Funds will be eliminated as investment options and substituted with the Replacement Funds.

Column A Existing Funds	Column B Replacement Funds
Strong Variable Insurance Funds, Inc. - Strong Discovery Fund II	Strong Opportunity Fund II, Inc.
Strong Variable Insurance Funds, Inc. - Strong International Stock Fund II	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class